Unifi, Inc. For the First Quarter Ended September 25, 2011 Conference Call Exhibit 99.2

Cautionary Statement
Unifi, Inc.
First Qtr. Conf. Call
October 27, 2011
Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about the financial condition and results of operations of Unifi, Inc (the “Company”) that are based on management’s current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions.  Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements.  These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict.  Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-
looking statements, which reflect management's judgment only as of the date hereof.  The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise.
Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, availability, sourcing and pricing of raw materials, the success of our subsidiaries, pressures on sales prices and volumes due to competition and economic conditions, reliance on and financial viability of significant customers, operating performance of joint ventures, alliances and other equity investments, technological advancements, employee relations, changes in construction spending, capital expenditures and long-term investments (including those related to unforeseen acquisition opportunities), continued availability of financial resources through financing arrangements and operations, outcomes of pending or threatened legal proceedings, negotiation of new or modifications of existing contracts for asset management and for property and equipment construction and acquisition, regulations governing tax laws, other governmental and authoritative bodies’ policies and legislation, and proceeds received from the sale of assets held for disposal.  In addition to these representative factors, forward-looking statements could be impacted by general domestic and international economic and industry conditions in the markets where the Company competes, such as changes in currency exchange rates, interest and inflation rates, recession and other economic and political factors over which the
Company has no control.  Other risks and uncertainties may be described from time to time in the Company’s other reports and filings with the Securities and Exchange Commission.

Volume and Pricing Highlights
(Unaudited)
Unifi, Inc.
First Qtr. Conf. Call
October 27, 2011
Volume Price
Polyester (2.7%) 10.8%
Nylon (16.3%) 9.0%
International (25.1%) 7.8%
Consolidated (11.0%) 8.7%
Volume Price
Polyester (13.5%) (0.7%)
Nylon (13.3%) 10.1%
International (13.5%) (4.9%)
Consolidated (13.5%) 0.6%
Quarter over Trailing Quarter
September 25, 2011 vs. June 26, 2011
Quarter over Quarter
September 25, 2011 vs. September 26, 2010
For the Quarters Ended
For the Quarters Ended

Income Statement Highlights
(Amounts in Thousands, Except Percentages) (Unaudited)
Unifi, Inc.
First Qtr. Conf. Call
October 27, 2011
Net sales 171,013 $        100.0% 175,092 $        100.0%
Gross profit 11,830 6.9% 21,546 12.3%
Selling, general and administrative expense 10,371 6.1% 11,510 6.6%
Operating profit
(1)
1,459 0.9% 10,036 5.7%
Interest expense 4,380 5,269
Equity in earnings of unconsolidated affiliates (3,459) (8,951)
Income from operations before income taxes 559 12,752
Net income 286 0.2% 10,235 5.8%
Adjusted EBITDA 8,142 4.8% 18,432 10.5%
(1) Gross profit less Selling, general, and administrative expense
September 25, 2011 September 26, 2010
For the Quarters Ended

Balance Sheet Highlights
(Amounts in Thousands, Except Percentages) (Unaudited)
Unifi, Inc.
First Qtr. Conf. Call
October 27, 2011
September 25, June 26, June 27,
2011 2011 2010
Cash 19,821 $           27,490 $           42,691 $
Revolver Availability, Net 54,598 51,734 73,879
Total Liquidity 74,419 $           79,224 $           116,570 $
2014 Notes 123,722 $         133,722 $         178,722 $
Revolver 39,900 34,600 -
Other 348 342 668
Total Debt 163,970 168,664 179,390
Net Debt 144,149 $         141,174 $         136,699 $
Weighted Average Interest Rate 9.7% 11.0% 11.9%

Working Capital Highlights
(Amounts in Thousands, Except Percentages) (Unaudited)
Unifi, Inc.
First Qtr. Conf. Call
October 27, 2011
September 25, June 26, June 27,
2011 2011 2010
Accounts Receivable 95,778 $           100,175 $         91,276 $
Inventory 135,976 134,883 111,007
Accounts Payable (46,036) (42,842) (40,662)
Accrued Expenses (16,008) (17,495) (21,772)
Adjusted Working Capital 169,710 $         174,721 $         139,849 $
Quarterly Sales 171,013 $         196,191 $         178,516 $
Adjusted Working Capital
as a Percentage of Sales (1)
25% 22% 20%
(1)  Adjusted Working Capital divided by annualized Quarterly Sales

Equity Affiliates Highlights
(Amounts in Thousands) (Unaudited)
Unifi, Inc.
First Qtr. Conf. Call
October 27, 2011
September 25, 2011 September 26, 2010
Earnings (Losses)
Parkdale America (34%) 3,827 $                        8,634 $
Other (67) 594
Intercompany Eliminations (301) (277)
Total 3,459 $                        8,951 $
Distributions
Parkdale America (34%) 2,005 $                        2,532 $
Other - -
Total 2,005 $                        2,532 $
For the Quarters Ended

Adjusted EBITDA Reconciliation to Net Income
(Amounts in Thousands) (Unaudited)
Unifi, Inc.
First Qtr. Conf. Call
October 27, 2011
September 25, September 26,
2011 2010
Net income 286 $              10,235 $
Provision for income taxes 273 2,517
Interest expense, net 3,733 4,526
Depreciation and amortization expense 6,561 6,489
EBITDA 10,853 $        23,767 $
Equity in earnings of unconsolidated affiliates (3,459) (8,951)
Consolidated EBITDA 7,394 $          14,816 $
Restructuring charges - 363
Startup costs - 1,463
Non-cash compensation expense, net of distributions 243 347
Loss on extinguishment of debt 462 1,144
Other 43 299
Adjusted EBITDA 8,142 $          18,432 $
For the Quarters Ended

Non-GAAP Financial Measures
Unifi, Inc.
First Qtr. Conf. Call
October 27, 2011
Non-GAAP Financial Measures
     Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America ("GAAP") because management believes such measures are useful to investors.
     EBITDA, Consolidated EBITDA and Adjusted EBITDA
     EBITDA represents net income or loss before income tax expense, net interest expense, and depreciation and amortization expense (excluding interest portion of amortization).  Consolidated EBITDA represents EBITDA adjusted to exclude equity in earnings and losses of unconsolidated affiliates.
Adjusted EBITDA represents Consolidated EBITDA adjusted to exclude restructuring charges, startup costs, non-cash compensation expense net of distributions, gains or losses on extinguishment of debt, and other adjustments.  Other adjustments include gains or losses on sales or disposals of property, plant and equipment and currency and derivative gains or losses.  We present Adjusted EBITDA as a supplemental measure of our operating performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry and in measuring the ability of “high-yield” issuers to meet debt service obligations.
     EBITDA, Consolidated EBITDA and Adjusted EBITDA are alternative views of performance used by management and we believe that investors’
understanding of our performance is enhanced by disclosing these performance measures.  Our management uses Adjusted EBITDA: (i) as a measurement of operating performance because it assists us in comparing our operating performance on a consistent basis as it removes the impact of (a) items directly related to our asset base (primarily depreciation and amortization) and (b) unusual items that we would not expect to occur as a part of our normal business on a regular basis; (ii) for planning purposes, including the preparation of our annual operating budget; (iii) as a valuation measure for evaluating our operating performance and our capacity to incur and service debt, fund capital expenditures and expand our business; and (iv) as one measure in determining the value of other acquisitions and dispositions.  Adjusted EBITDA is also a key performance metric utilized in the determination of variable compensation.
     We believe that the use of EBITDA, Consolidated EBITDA and Adjusted EBITDA as operating performance measures provides investors and analysts with a measure of operating results unaffected by differences in capital structures, capital investment cycles, and ages of related assets, among otherwise comparable companies.  We also believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense decreases as deductible interest expense increases; depreciation and amortization are non-cash charges.  Equity in earnings and losses of unconsolidated affiliates is excluded because such earnings or losses do not reflect our operating performance.  The other items excluded from Adjusted EBITDA are excluded in order to better reflect the performance of our continuing operations.
     In evaluating EBITDA, Consolidated EBITDA and Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of EBITDA, Consolidated EBITDA and Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.  EBITDA, Consolidated EBITDA, and Adjusted EBITDA are not measurements of our financial performance under GAAP and should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.

Non-GAAP Financial Measures - continued
Unifi, Inc.
First Qtr. Conf. Call
October 27, 2011
Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

    •  it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments;
    •  it does not reflect changes in, or cash requirements for, our working capital needs;
    •  it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on our debt;
    •  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements;
    •  it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;
    •  it does not reflect the impact of earnings or charges resulting from matters we consider not indicative of our ongoing operations;
    •  it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and
    •  other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure.
     Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under our outstanding debt obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only a supplemental information.